Exhibit 10.508

ASSIGNMENT, ASSUMPTION, MODIFICATION AND
RELEASE AGREEMENT

THIS ASSIGNMENT, ASSUMPTION, MODIFICATION AND RELEASE AGREEMENT (hereinafter referred to as this “Agreement”) is made as of the 7th day of December, 2004, by and between INLAND WESTERN CORAM PLAZA, L.L.C., a Delaware limited liability company (hereinafter referred to as “Borrower”).  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation (hereinafter referred to as “Guarantor”), CORAM PROPERTY DEVELOPMENT LLC, a Delaware limited liability company (hereinafter referred to as “Original Borrower”), LOUIS L. CERUZZI, JR. and TERESE CERUZZI, husband and wife (hereinafter collectively referred to as “Original Guarantors”) and SKY BANK (hereinafter referred to as “Lender”).

WITNESSETH:

WHEREAS, Original Borrower executed and delivered to Lender: (i) that certain Building Loan Promissory Note dated June 12, 2003 (hereinafter referred to as the “Building Loan Note”) in the original principal amount of $10,551,190, (ii) that certain Project Loan Promissory Note dated June 12, 2003 (hereinafter referred to as the “Project Loan Note”) in the original principal amount of $761,773 and (iii) that certain Amended and Restated Acquisition Loan Promissory Note dated June 12, 2003 (hereinafter referred to as the “Acquisition Loan Note”) in the original principal amount of $9,447,037; and

WHEREAS, the Building Loan Note, the Project Loan Note and the Acquisition Loan Note are sometimes hereinafter collectively referred to as the “Note” and the loans evidenced by the Note are hereinafter collectively referred to as the “Loan”; and

WHEREAS, the outstanding principal amount of the Loan as of the date hereof is $20,760,000; and

WHEREAS, as security for the Note, Original Borrower executed and delivered to Lender: (i) that certain Building Loan Mortgage and Security Agreement dated as of June 12, 2003 (hereinafter referred to as the “Building Loan Mortgage”), recorded in the Suffolk County Clerk Records Office in Liber M00020598, page 360, and encumbering certain real property and the improvements thereon erected commonly known as Coram Plaza, situate in the Hamlet of Coram, Town of Brookhaven, Suffolk County, New York, all as more particularly described in the Building Loan Mortgage (hereinafter referred to as the “Mortgaged Property”), (ii) that certain Project Loan Mortgage and Security Agreement dated as of June 12, 2003 (hereinafter referred to as the “Project Loan Mortgage”), recorded in the Suffolk County Clerk Records Office in Liber M00020598, page 361 and encumbering the Mortgaged Property and (iii) that certain Amended, Restated and Consolidated Acquisition Loan Mortgage and Security Agreement dated as of June 12, 2003 (hereinafter referred to as the “Acquisition Loan Mortgage”), recorded in the Suffolk County Clerk Records Office in Liber M00020597, page 864 and encumbering the Mortgaged Property; and

WHEREAS, the Building Loan Mortgage, the Project Loan Mortgage and the Acquisition Loan Mortgage are sometimes hereinafter collectively referred to as the “Mortgage”; and

WHEREAS, as additional security for the Note,  Original Borrower executed and delivered to Lender: (i) that certain Building Loan Assignment of Rents, Leases and Lease Guaranty dated as of June 12, 2003 (hereinafter referred to as the “Building Loan Assignment”), recorded in the Suffolk County Clerk Records Office in Liber D         , page          and encumbering the Mortgaged Property, (ii) that certain Project Loan Assignment of Rents, Leases and Lease Guaranty dated as of June 12, 2003 (hereinafter referred to as the “Project Loan Assignment”), recorded in the Suffolk County Clerk Records Office in Liber D00012290, page 506 and encumbering the Mortgaged Property, and (iii) that certain Acquisition Loan Assignment of Rents, Leases and Lease Guaranty dated as of June 12, 2003 (hereinafter referred to as the “Acquisition Loan Assignment”), recorded in the Suffolk County Clerk Records Office in Liber D00012290, page 507 and encumbering the Mortgaged Property; and

WHEREAS, the Building Loan Assignment, the Project Loan Assignment and the Acquisition Loan Assignment are sometimes hereinafter collectively referred to as the “Assignment”; and

WHEREAS, the lien of the Mortgage is further evidenced by UCC-1 Financing Statements from Original Borrower to Lender (hereinafter collectively referred to as the “Financing Statements”); and

WHEREAS, Lender and Original Borrower entered into those three (3) certain Loan Agreements dated as of June 12, 2003 and evidencing the Loan (sometimes hereinafter collectively referred to as the “Loan Agreement”); and

WHEREAS, Original Guarantors executed and delivered to Lender: (i) that certain Guaranty and Suretyship Agreement dated as of June 12, 2003 (the “Payment Guaranty”) and (ii) that certain Completion Guaranty dated as of June 12, 2003 (the “Completion Guaranty”); and

WHEREAS, Original Borrower and Original Guarantors executed and delivered to Lender that certain Environmental Indemnity Agreement dated as of June 12, 2003 (hereinafter referred to as the “Environmental Indemnity”); and

WHEREAS, the Mortgage, the Assignment and the Financing Statements are hereinafter collectively referred to as the “Loan Documents”; and

WHEREAS, Borrower desires to amend and restate the Note and to substitute in lieu thereof: (i) that certain Amended and Restated Building Loan Promissory Note of even date herewith in the amount of $10,551,190 (hereinafter referred to as the “Restated Building Loan Note”), (ii) that certain Amended and Restated Project Loan Promissory Note of even date herewith in the amount of $761,773 (hereinafter referred to as the “Restated Project Loan Note”) and (iii) that certain Amended and Restated Acquisition Loan Promissory Note of even date herewith in the amount of $9,447,037 (hereinafter referred to as the “Restated Acquisition Loan Note”); and

WHEREAS, the Restated Building Loan Note, the Restated Project Loan Note and the Restated Acquisition Loan Note are sometimes hereinafter collectively referred to as the “Restated Note”); and

WHEREAS, Guarantor has executed and delivered to Lender that certain Guaranty Agreement of even date herewith (the “New Guaranty”) pursuant to which Guarantor guaranteed Borrower’s payment of all amounts due and owing under the Restated Note and the Loan Documents; and

WHEREAS, Original Borrower desires to: (i) assign all of its rights, title and interest in and to the Loan and all of its rights, liabilities, duties and obligations under the Loan Documents and the Environmental Indemnity to Borrower and (ii) be released from all such liabilities, duties and obligations; and

WHEREAS, Borrower desires to assume all of Original Borrower’s liabilities, duties and obligations under the Loan Documents and the Environmental Indemnity; and

WHEREAS, Guarantor desires to assume all of Original Guarantors’ liabilities, duties and obligations under the Environmental Indemnity; and

WHEREAS, Lender has: (i) consented to Original Borrower’s assignment of the Loan and all of its rights, liabilities, duties and obligations under the Loan Documents and the Environmental Indemnity to Borrower, (ii) consented to Borrower’s assumption of all of Original Borrower’s liabilities, duties and obligations under the Loan Documents and the Environmental Indemnity, (iii) agreed to release Original Borrower from such liabilities, duties and obligations, (iv) consented to Guarantor’s assumption of Original Guarantors’ liabilities, duties and obligations under the Environmental Indemnity and (v) agreed to release Original Guarantors from all liabilities, duties and obligations under the Environmental Indemnity, the Payment Guaranty and the Completion Guaranty.

NOW THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                       Preambles.  The foregoing preambles are incorporated herein by reference.

2.                                       Assignment. Original Borrower hereby assigns and transfers to Borrower, from and after the date hereof, all of Original Borrower’s rights, title and interest in and to the Loan and all of Original Borrower’s rights, liabilities, duties and obligations under the Loan Documents and the Environmental Indemnity, all as modified hereunder.  Original Guarantors hereby assign and transfer to Guarantor, from and after the date hereof, all of Original Guarantors’ rights, liabilities, duties and obligations under the Environmental Indemnity.

3.                                       Assumption.  Borrower hereby: (i) accepts the assignment from Original Borrower, (ii) assumes, from and after the date hereof, all of Original Borrower’s liabilities, duties and obligations under the Loan Documents and the Environmental Indemnity, all as modified hereunder, and (iii) agrees to fully and faithfully perform, for the benefit of Lender and as of the date hereof, all of the duties and obligations of Original Borrower under the Loan Documents and the Environmental Indemnity, all as modified hereunder, to the extent and degree as if Borrower had been the original mortgagor under the Mortgage and the original assignor, debtor or other respective obligor under the other Loan Documents and the Environmental Indemnity.  It is understood and agreed that Borrower is not and shall not be responsible for liabilities, duties and obligations under the Loan Documents and the Environmental Indemnity, which, pursuant to the terms of the Loan Documents, were to be performed prior to the date hereof, or which arise out of events which occurred prior to the date hereof.

Guarantor hereby: (i) accepts the assignment from Original Guarantors, (ii) assumes, from and after the date hereof, all of Original Guarantors’ liabilities, duties and obligations under the Environmental Indemnity and (iii) agrees to fully and faithfully perform, for the benefit of Lender and as of the date hereof, all of the liabilities, duties and obligations of Original Guarantors under the Environmental Indemnity, to the extent and degree as if Guarantor had been the original indemnitor under the Environmental Indemnity.  It is understood and agreed that Guarantor is not and shall not be responsible for liabilities, duties and obligations under the Environmental Indemnity, which, pursuant to the terms thereof, were to be performed prior to the date hereof, or which arise out of events which occurred prior to the date hereof.

4.                                       Release.  Lender hereby fully and forever releases Original Borrower, as of the date hereof, from all of Original Borrower’s liabilities, duties and obligations under the Loan Documents and the Environmental Indemnity, which pursuant to the terms of the Loan Documents and the Environmental Indemnity are to be performed on or after the date hereof, or which arise out of events which occur on or after the date hereof.  It is understood and agreed that Original Borrower is not and shall not be released from liabilities, duties and obligations under Paragraph 5 of the Mortgage and under the Environmental Indemnity which, pursuant to the terms of the Loan Documents and the Environmental Indemnity, survive repayment of the Loan, assumption of the Loan or transfer of the Mortgaged Property.

Lender hereby fully and forever releases Original Guarantors, as of the date hereof, from all of Original Guarantors’ liabilities, duties and obligations under the Environmental Indemnity which, pursuant to the terms thereof, are to be performed on or after the date hereof, or which arise out of events which occur on or after the date hereof.  It is understood and agreed that Original Guarantors are not and shall not be released from liabilities, duties and obligations under the Environmental Indemnity which, pursuant to the terms thereof, survive repayment of the Loan, assumption of the Loan or transfer of the Mortgaged Property.

5.                                       Termination of Loan Agreement.  Lender and Original Borrower hereby agree that the Loan Agreement and all of the parties’ respective rights, duties, liabilities and obligations thereunder are hereby terminated and shall be null and void and of no further force and effect.

6.                                       Termination of Payment Guaranty and Completion Guaranty.  Lender and Original Guarantors hereby agree that the Payment Guaranty and the Completion Guaranty and all of the parties’ respective rights, duties, liabilities and obligations thereunder are hereby terminated and shall be null and void and of no further force and effect.

7.                                       Modification of Loan Documents.

A.                                   References to Note.  The Building Loan Mortgage and the Building Loan Assignment are hereby modified and amended so that all references therein to the term “Note” shall mean the Restated Building Loan Note instead of the Building Loan Note.  The Project Loan Mortgage and the Project Loan Assignment are hereby modified and amended so that all references therein to the term “Note” shall mean the Restated Project Loan Note instead of the Project Loan Note.  The Acquisition Loan Mortgage and the Acquisition Loan Assignment are hereby modified and amended so that all references therein to the term “Note” shall mean the Restated Acquisition Loan Note instead of the Acquisition Loan Note.  In addition, the Mortgage is hereby further amended so that all references therein to the term “Other Facility Notes” shall mean the respective Restated Notes.  The Environmental Indemnity is hereby modified and amended so that all references therein to the term “Note” shall mean the Restated Note instead of the Note.

B.                                     References to Borrower.  The Mortgage, the Assignment and the Environmental Indemnity are hereby modified and amended so that all respective references therein to the terms Borrower, Mortgagor, Assignor and any other respective term for the obligor thereunder shall mean Borrower, as defined in this Agreement.

C.                                     References to Loan Documents.  The Mortgage, the Assignment and the Environmental Indemnity are hereby modified and amended so that all references therein to those Loan Documents shall mean those documents as modified by this Agreement.

D.                                    Borrower’s Address.  The Loan Documents are hereby modified and amended by deleting all references therein to Original Borrower’s address and substituting the following address for Borrower in lieu thereof:

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention:  Steven Grimes,

Principal Financial Officer

E.                                      References to Loan Agreement.  The Mortgage and the Assignment are hereby modified and amended by deleting all references therein to the Loan Agreement.

8.                                       Full Force and Effect.  The Mortgage, the Assignment and the Environmental Indemnity, as specifically assigned, assumed and modified hereby, shall remain otherwise unaffected and in full force and effect and, except as specifically set forth herein, this Agreement shall not limit, waive or modify any of Lender’s rights or Borrower’s liabilities, duties and obligations thereunder.

9.                                       Declaration of No Set-Offs.  As of the date hereof, Original Borrower and Borrower hereby certify that there are no set-offs, claims or defenses of any kind or nature, which they have or may have against Lender that would reduce any of Borrower’s liabilities, duties and obligations under the Loan Documents.

10.                                 Borrower’s Affirmation and Certification.  Borrower hereby affirms each and every one of Borrower’s liabilities, obligations and duties under the Loan Documents, all as assigned, assumed and modified hereby, and hereby agrees, acknowledges and certifies to Lender: (i) that Borrower is authorized and empowered to execute, acknowledge and deliver this Agreement; (ii) that this Agreement, the Restated Note and all of the Loan Documents constitute the valid and binding obligations of Borrower, legally enforceable in accordance with their respective terms; (iii) that all of the representations and warranties set forth in the Loan Documents are hereby adopted by Borrower as its own (except for representations and warranties relating solely to Original Borrower), are and shall be the representations and warranties of Borrower to the extent and degree as if Borrower had been the original maker of such representations and warranties, and are true and correct in all material respects on and as of the date hereof; and (iv) that the execution and delivery of this Agreement by Borrower will not, to the best of Borrower’s knowledge, information and belief, result in a conflict or be in conflict with, or constitute a default under any instrument, document, decree, order, statute, rule or governmental regulation applicable to Borrower.

11.                                 Guarantor’s Affirmation and Certification.  Guarantor hereby affirms each and every one of Guarantor’s liabilities, obligations and duties under the Environmental Indemnity, all as assigned, assumed and modified hereby, and hereby agrees, acknowledges and certifies to Lender: (i) that Guarantor is authorized and empowered to executed, acknowledge and deliver the New Guaranty and this Agreement, (ii) that, the New Guaranty, this Agreement and the Environmental Indemnity constitute the valid and binding obligations of Guarantor, legally enforceable in accordance with their respective terms and (iii) that the execution and delivery of this Agreement by Guarantor will not, to the best of Guarantor’s knowledge, information and belief, result in a conflict or be in conflict with, or constitute a default under any instrument, document, decree, order, statute, rule or governmental regulation applicable to Guarantor.

12.                                 Fees and Charges.  Borrower shall pay or cause to be paid to Lender, contemporaneously with the execution hereof, such fees and charges as may be required in connection with the transaction evidenced hereby, including without limitation: (i) an assumption fee in the amount of $12,500, (ii) any fees or premiums due in connection with the issuance of a substitute title policy in form and substance satisfactory to Lender and insuring the lien of the Mortgage, (iii) attorneys’ fees for Lender’s counsel, and (iv) recording and notary fees.

13.                                 Successors and Assigns.  This Agreement and the terms and conditions hereof, shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

14.                                 Lien Priority.  Nothing in this Agreement shall alter the lien priority created by the Mortgage.

15.                                 Applicable Law.  This Agreement (i) is and shall be deemed made under, governed by and construed and enforced in accordance with the internal law of the Commonwealth of Pennsylvania, except to the extent that the procedural laws of the State of New York shall apply to any action commenced by Lender in pursuit of its remedies hereunder or otherwise, (ii) is and shall be enforceable only in the State Courts of said Commonwealth with an action commenced in the Court of Common Pleas of Allegheny County, and/or in the Federal Courts of said Commonwealth with an action commenced in the United States District Court for the Western District of Pennsylvania, except to the extent that any action commenced by Lender in pursuit of its remedies hereunder or otherwise shall be enforceable in the State Courts and/or Federal Courts of the State of New York.

16.                                 Modifications.  This Agreement may not be changed, modified or amended, in whole or in part, except in writing, signed by all parties.

17.                                 Captions.  The captions preceding the text of the paragraphs of this Agreement are inserted only for convenience of reference and shall not constitute a part of this Agreement, nor shall they in any way affect its meaning, construction or effect.

18.                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

19.                                 Note to Recorder.  The Suffolk County Clerk is hereby requested and directed to note the recording of this Agreement in the margins of the Mortgages and the Assignments described in the recitals of this Agreement.

[SIGNATURES SET FORTH ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement has been duly signed and delivered by the undersigned as of the day and year first above written.

LENDER:

WITNESS:	SKY BANK

/s/ [ILLEGIBLE]	By:	/s/ John D. Fetsko
John D. Fetsko, Senior Vice President

BORROWER:

INLAND WESTERN CORAM PLAZA, L.L.C., a Delaware limited liability company

WITNESS:	By:	INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation and its sole member

/s/ [ILLEGIBLE]		By:	/s/ Valerie Medina
		Name:	Valerie Medina
		Title:	Asst. Secretary

GUARANTOR:

WITNESS:	INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation

/s/ [ILLEGIBLE]	By:	/s/ Valerie Medina
	Name:	Valerie Medina
	Title:	Asst. Secretary

ORIGINAL BORROWER:

WITNESS:	CORAM PROPERTY DEVELOPMENT LLC, a Delaware limited liability company

/s/ [ILLEGIBLE]	By:	/s/ Louis L. Ceruzzi, Jr.
Louis L. Ceruzzi, Jr., President

WITNESS:	ORIGINAL GUARANTORS:

/s/ [ILLEGIBLE]	/s/ Louis L. Ceruzzi, Jr.
Louis L. Ceruzzi, Jr.

/s/ [ILLEGIBLE]	/s/ Terese Ceruzzi
Terese Ceruzzi

STATE OF ILLINOIS	)
) SS:
COUNTY OF DUPAGE	)

On this 21st day of December, A.D., 2004, before me, a Notary Public in and for said State, the undersigned officer, personally appeared Valerie Medina, the Asst. Secretary of INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation and the sole member of INLAND WESTERN CORAM PLAZA, L.L.C., a Delaware limited liability company, known to me, or proved to me on the basis of satisfactory evidence, to be the person whose name is subscribed to the within instrument and acknowledged that he as such officer, being authorized to do so, executed the foregoing instrument as the Asst. Secretary of INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., in its capacity as the sole member of INLAND WESTERN CORAM PLAZA, L.L.C., for the purposes therein contained, and that by his signature on the instrument, INLAND WESTERN CORAM PLAZA, L.L.C. executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Elizabeth Ann Irving
Notary Public

MY COMMISSION EXPIRES:	OFFICIAL SEAL ELIZABETH ANN IRVING NOTARY PUBLIC, STATE OF ILLINOIS MY COMMISSION EXPIRES 11-14-2008

STATE OF ILLINOIS	)
) SS:
COUNTY OF DUPAGE	)

On this 21st day of December, A.D., 2004, before me, a Notary Public in and for said State, the undersigned officer, personally appeared Valerie Medina, the Asst. Secretary of INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person whose name is subscribed to the within instrument and acknowledged that he as such officer, being authorized to do so, executed the foregoing instrument as the Asst. Secretary of INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., for the purposes therein contained, and that by his signature on the instrument, INLAND WESTERN RETAIL REAL ESTATE TRUST, INC. executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Elizabeth Ann Irving
Notary Public

MY COMMISSION EXPIRES:	OFFICIAL SEAL ELIZABETH ANN IRVING NOTARY PUBLIC, STATE OF ILLINOIS MY COMMISSION EXPIRES 11-14-2008

STATE OF CONNECTICUT	)
) SS:
COUNTY OF FAIRFIELD	)

On this 23 day of December, A.D., 2004, before me, a Notary Public in and for said State, the undersigned officer, personally appeared LOUIS L. CERUZZI, JR., the President of CORAM PROPERTY DEVELOPMENT LLC, a Delaware limited liability company, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person whose name is subscribed to the within instrument and acknowledged that he as such officer, being authorized to do so, executed the foregoing instrument as the President of CORAM PROPERTY DEVELOPMENT LLC, for the purposes therein contained, and that by his signature on the instrument, CORAM PROPERTY DEVELOPMENT LLC executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Melany Rizzo
Notary Public

MY COMMISSION EXPIRES:	MELANY RIZZO NOTARY PUBLIC MY COMMISSION EXPIRES APR. 30, 2005

COMMONWEALTH OF PENNSYLVANIA	)
) SS:
COUNTY OF ALLEGHENY	)

On this 22nd day of December, A.D., 2004, before me, a Notary Public in and for said State, the undersigned officer, personally appeared JOHN D. FETSKO, a Senior Vice President of SKY BANK, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same as a Senior Vice President of SKY BANK for the purposes therein contained, and that by his signature on the instrument,  SKY BANK executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Paul R. Ketter, Jr.
Notary Public

MY COMMISSION EXPIRES:

Notarial Seal Paul R. Ketter, Jr., Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 10, 2008 Member, Pennsylvania Association Of Notaries

STATE OF CONNECTICUT	)
) SS:
COUNTY OF FAIRFIELD	)

On this 23 day of December, A.D., 2004, before me, a Notary Public in and for said State, the undersigned officer, personally appeared LOUIS L. CERUZZI, JR., personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes herein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Melany Rizzo
Notary Public

MY COMMISSION EXPIRES:	MELANY RIZZO NOTARY PUBLIC MY COMMISSION EXPIRES APR. 30, 2005

STATE OF CONNECTICUT	)
) SS:
COUNTY OF FAIRFIELD	)

On this 23rd day of December, A.D., 2004, before me, a Notary Public in and for said State, the undersigned officer, personally appeared TERESE CERUZZI, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes herein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Melany Rizzo
Notary Public

MY COMMISSION EXPIRES:	MELANY RIZZO NOTARY PUBLIC MY COMMISSION EXPIRES APR. 30, 2005